SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             BLUEGREEN CORPORATION
                (Name of Registrant as Specified In Its Charter)

                             BLUEGREEN CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

(032796DTI)

                                     [LOGO]

                              4960 Blue Lake Drive
                            Boca Raton, Florida 33431
                     Tel: (561) 912-8000 Fax: (561) 912-8100

                                                                   June 26, 1998


To our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Bluegreen Corporation (the "Company") which will be held at the Hotel Inter-Continental New York at 111 East 48th Street (between Park Avenue and Lexington Avenue), New York, New York on Tuesday, July 28, 1998 at 10:00 a.m., local time.

     The accompanying Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting and contain certain information about the Company and its officers and Directors. Following the meeting we will also report on the operations of the Company. Directors and executive officers of the Company will be present to respond to any questions that you may have.

     Please sign, date and return the enclosed proxy card promptly. If you attend the meeting, and we sincerely hope you will, you may vote in person even if you have previously mailed a proxy card.

     Thank you for your attention and continued interest in our Company. We look forward to seeing you at the meeting.

Very truly yours,


/s/ GEORGE F. DONOVAN

George F. Donovan
President and Chief Executive Officer

                              BLUEGREEN CORPORATION
                              4960 Blue Lake Drive
                            Boca Raton, Florida 33431

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 28, 1998


     The Annual Meeting of the Shareholders of Bluegreen Corporation will be held at the Hotel Inter-Continental New York at 111 East 48th Street (between Park Avenue and Lexington Avenue), New York, New York on Tuesday, July 28, 1998 at 10:00 a.m., local time, to consider and act on the following matters:

     (1)  To fix the number of Directors for the ensuing year at seven;

     (2)  To elect seven Directors;

     (3)  To approve the  Company's  1998  Non-Employee  Directors  Stock Option
          Plan;

     (4)  To approve an amendment to the Company's 1995 Stock Incentive Plan;

     (5) To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 28, 1999; and

     (6) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The close of business on June 12, 1998 has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting.

     THE PRESENCE OF A QUORUM IS IMPORTANT. THEREFORE, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.


By order of the Board of Directors,


/s/ PATRICK E. RONDEAU

Patrick E. Rondeau
Clerk
June 26, 1998

                              BLUEGREEN CORPORATION
                              4960 Blue Lake Drive
                            Boca Raton, Florida 33431
                                 (561) 912-8000

                          ----------------------------

                         Annual Meeting of Shareholders

                                  July 28, 1998

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------

Information Concerning Solicitation

     This Proxy Statement is furnished to the holders of common stock of Bluegreen Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Hotel Inter-Continental New York at 111 East 48th Street (between Park Avenue and Lexington Avenue), New York, New York on Tuesday, July 28, 1998 at 10:00 a.m., local time, and at any adjournment thereof. If the enclosed proxy is signed and returned and is not revoked, it will be voted at the Annual Meeting in accordance with the instructions of the shareholder(s) who execute it. If no instructions are given, the proxy will be voted FOR the election of the nominees for Director and FOR the other proposals set forth in the Notice of Annual Meeting described herein. The proxy of any shareholder may be revoked by such shareholder in writing addressed to Patrick E. Rondeau, the Clerk of the Company, at the above address or in person at any time before it is voted. Submission of a later dated proxy will revoke an earlier dated proxy.

     All costs of solicitation will be borne by the Company. The solicitation is to be principally conducted by mail and may be supplemented by telephone and personal contacts by Directors, executive officers and regular employees of the Company, without additional remuneration. Arrangements will be made with brokerage houses, banks and custodians, nominees and other fiduciaries to forward solicitation materials to the beneficial owners of shares held of record. The Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

     It is anticipated that this Proxy Statement and the enclosed proxy, together with the Company's annual report to shareholders, will first be mailed to shareholders on or about June 26, 1998.

Outstanding Voting Securities

     The Board of Directors has fixed the close of business on June 12, 1998 as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting. The number of shares of common stock of the Company ("Common Stock") outstanding and entitled to vote on that date was 20,408,388, with each share being entitled to one vote. A majority of the issued and outstanding shares as of the record date will constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of Directors. Approval of other matters that are before the meeting will require the affirmative vote of holders of a majority of the Common Stock present or represented at the Annual Meeting.

     Shares voted to abstain or to withhold as to a particular matter and shares as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of such matter, will be deemed represented for both quorum and voting purposes. Such shares will be the equivalent of negative votes. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

Shareholder Proposals for Next Annual Meeting

     Proposals of shareholders of the Company intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company not later than February 26, 1999 to be included in the Company's proxy materials relating to the 1999 Annual Meeting. Other requirements for inclusion are set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Proposals 1 and 2 - Fixing of Number of Directors at Seven and Election of Named Directors

     The By-Laws of the Company provide that there shall be a Board of not less than three Directors, the exact number to be fixed at annual meetings by the shareholders or any special meeting in lieu thereof, subject to change from time to time by the Directors. It is recommended that the shareholders vote to fix the number of Directors for the coming year at seven.

     Unless contrary instructions are received, the enclosed proxy will be voted for fixing the number of Directors at seven and for the election of the seven nominees listed herein. Each of the nominees is currently serving as a Director of the Company, was elected by the shareholders at the 1997 Annual Meeting and has consented to serve, if re-elected, for the term described herein. Although the Board of Directors does not contemplate that any nominee will be unavailable for election, in the event that vacancies occur unexpectedly, the enclosed proxy, unless authority has been withheld as to such nominee, will be voted for such substituted nominees, if any, as may be designated by the Board. If elected, the nominees listed below will serve until the next annual meeting (or special meeting in lieu thereof) and until their successors are duly elected and qualified.

     The principal occupations and business experience of the nominees for Director for the preceding five years along with any directorships of other publicly-owned or registered investment companies are as follows:

     Joseph C. Abeles, a private investor, has been a Director of the Company since 1987. Mr. Abeles has been a Director of Intermagnetics General Corporation since 1986. He has also served as a Director of Igene Biotechnology, Inc. and Ultralife Batteries, Inc. since 1991.

     George F. Donovan joined the Company as a Director in 1991 and was appointed President and Chief Operating Officer in October 1993. He became Chief Executive Officer in December 1993. Mr. Donovan has served as an officer of a number of other recreational real estate corporations, including Leisure
Management International, of which he was President from 1991 to 1993, and Fairfield Communities, Inc., of which he was President from April 1979 to December 1985.

     Ralph A. Foote has been a Director of the Company since 1987. Since 1955 he has been a senior partner of Conley & Foote, a Middlebury, Vermont law firm which serves as legal counsel to the Company with respect to various matters.

     Frederick M. Myers has been a Director of the Company since 1990 and has served as Chairman of the Board since 1997. Since 1964 he has been a senior partner of Cain, Hibbard, Myers & Cook, a Pittsfield, Massachusetts law firm which serves as legal counsel to the Company with respect to various matters.

     J. Larry Rutherford was elected to the Board of Directors in April 1997. Since 1990, he has been President and Chief Executive Officer of Atlantic Gulf Communities, a publicly traded real estate development company. In 1992, Mr. Rutherford was named as a defendant in a three-count Information filed by the State Attorney for Broward County, Florida. The charges in the Information, which include a charge of vehicular homicide, relate to an April 1991 traffic accident in which a passenger was killed. Following review of the circumstances surrounding this accident and the charges, the Board determined that the pendency of this proceeding likely will not adversely affect Mr. Rutherford's ability to perform his duties as a Director of the Company.

     Stuart A. Shikiar has been a Director since 1994. Mr. Shikiar is an investment advisor and has served as President of Shikiar Asset Management, Inc. since November 1994. From 1993 to 1994, Mr. Shikiar was a general partner of Omega Advisors, a private investment partnership. From 1985 to 1993, Mr. Shikiar served as a Managing Director for Prudential Securities Investment Management, Inc. Mr. Shikiar has been a Director of Ultralife Batteries, Inc. since 1991 and Intermagnetics General Corporation since 1995.

     Bradford T. Whitmore has been a Director of the Company since 1990. Mr. Whitmore has been a general partner of Grace Brothers, Ltd., an investment partnership and securities broker-dealer, since 1986. He has been a trustee of Aerospace Creditors Liquidating Trust since 1993.

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 1, 1998 by (a) each Director,
(b) each of the executive officers listed in the Summary Compensation Table below, (c) all current Directors and executive officers as a group and (d) all persons known to be the beneficial owners of more than five percent of the Company's outstanding Common Stock. A nominal amount of Common Stock held by certain executive officers under the Company's 401(k) profit sharing plan has been excluded from the table. Unless otherwise noted, each stockholder has sole voting and investment power with respect to the shares of Common Stock listed.

                                                                                         Shares of
                                                                                        Common Stock
                                                                            Options     Issuable Upon
                                                                          Exercisable    Conversion of   Total Shares    Percent
                                              Director       Common        Within 60    Debentures      Beneficially   of Shares
             Name                       Age     Since         Stock          Days        and Notes (1)     Owned     Outstanding(2)
             ----                       ---     -----         -----          ----        -------------     -----     --------------
Joseph C. Abeles(3)                      83      1987        364,553         79,048        442,065        885,666       4.3%
John F. Chiste                           42        --             --             --             --             --        --
George F. Donovan                        59      1991         84,187        274,033             --        358,220       1.7%
Ralph A. Foote                           75      1987          7,870        102,897             --        110,767         *
L. Nicolas Gray                          51        --             --          6,300             --          6,300         *
Daniel C. Koscher                        41        --          1,218         98,949             --        100,167         *
Frederick M. Myers(4)                    75      1990         34,398         90,973             --        125,371         *
Patrick E. Rondeau                       51        --         11,339         84,273             --         95,612         *
J. Larry Rutherford                      52      1997             --             --             --             --        --
Stuart A. Shikiar(5)                     52      1994        721,182         32,038         80,145        833,365       4.1%
Bradford T. Whitmore(6)                  41      1990        758,146         85,011             --        843,157       4.1%

All Directors and
  executive officers as
  a group (15 persons)                   --        --      1,991,713        896,109        522,210      3,410,032      15.7%

Best Investments
  International Inc.
  P.O. Box N-3242, IDB House
  East Bay Street
  Nassau, Bahamas(7)                     --        --      1,629,858             --        166,617      1,796,475       8.8%

Grace Brothers, Ltd.
  1560 Sherman Avenue
  Suite 900
  Evanston, Illinois 60201               --        --      1,676,766             --      1,782,244      3,459,010      15.7%
                                                                                                                         (7)

Friess Associates of Delaware, Inc.
  3908 Kennett Pike                      --        --      1,206,000             --             --      1,206,000       5.9%
  Greenville, Delaware 19807(7)

---------------------
*    Less than 1%.

(1) The conversion prices of $8.24 per share and $3.92 per share (the conversion prices on May 1, 1998) are used to determine the shares of Common Stock into which the Company's 8.25% convertible subordinated debentures due 2012 (the "Debentures") and the Company's 8.00% convertible subordinated notes payable due 2002 (the "Convertible Notes") are convertible, respectively.

(2) The denominator used to calculate the percent of shares outstanding includes shares issuable upon conversion of any Debentures and Notes held by the applicable stockholder or group and upon exercise of any options that are exercisable within 60 days and held by the applicable stockholder or group, plus 20,317,042 shares outstanding on May 1, 1998.

(3) Includes 11,574 shares and 36,407 shares issuable upon the conversion of $300,000 aggregate principal amount of Debentures held by Mr. Abeles' wife and 16,018 shares issuable upon the conversion of $132,000 aggregate principal amount of Debentures held by family trusts for which he disclaims beneficial ownership.

(4) Includes 34,398 shares of Common Stock held by Mr. Myers' wife for which he disclaims beneficial ownership.

(5) Includes 3,034 shares of Common Stock issuable upon the conversion of $25,000 aggregate principal amount of Debentures held by a family trust for which Mr. Shikiar disclaims beneficial ownership. Also includes 534,706 shares of Common Stock and 15,169 shares issuable upon the conversion of $125,000 aggregate principal amount of Debentures over which Mr. Shikiar exercises voting and investment power.

(6) Mr. Whitmore is a general partner of Grace Brothers, Ltd. Mr. Whitmore exercises shared voting and investment power with respect to shares held by Grace Brothers, Ltd and disclaims beneficial ownership of such shares except to the extent of his proportionate interest therein.

(7) Based on the most recent (as of May 1, 1998) Form 13F, 13G or 13D (as applicable) filed with the Securities and Exchange Commission.

Board of Directors and its Committees

     The Board of Directors of the Company held ten meetings during the fiscal year ended March 29, 1998. Each Director attended all of the meetings of the Board of Directors and of all committees of the Board of Directors on which he served during fiscal 1998, except for Mr. Shikiar and Mr. Whitmore who were unable to attend two and one Board of Director meetings, respectively.

     Directors of the Company who are employees of the Company do not receive fees or retainers for serving as Directors. For fiscal 1998, each non-management Director received an annual retainer of $17,500, an $800 fee for each Board meeting attended and reimbursement of reasonable out-of-pocket travel expenses to attend Board of Director meetings. The chairman of the board also receives an additional annual fee of $15,000. In addition, the Company's non-management Directors are entitled to receive a stock option covering 15,000 shares of Common Stock under the Company's 1998 Non-Employee Directors Stock Option Plan on the first business day after the first trading day after each annual meeting of the Company's shareholders or any special meeting held in lieu thereof. The exercise price is equal to the closing market price of the Company's common stock on the New York Stock Exchange on the date of grant.

Audit Committee

     The Audit Committee, which met twice during fiscal 1998, consists of Messrs. Foote, Myers, and Whitmore, each of whom attended both meetings during fiscal 1998. The Committee's responsibilities include: (a) recommending to the full board the selection of the Company's independent auditors, (b) discussing the arrangements for the proposed scope and the results of the annual audit with management and the independent auditors, (c) reviewing the scope of non-audit professional services provided by the independent auditors, (d) obtaining from both management and the independent auditors their observations on the Company's system of internal accounting controls and (e) reviewing the overall activities and recommendations of the Company's internal auditors.

Nominating Committee

     The Nominating Committee, which met once during fiscal 1998, consists of Messrs. Abeles, Donovan, Rutherford and Shikiar, each of whom attended the meeting. The Committee is responsible for the selection of potential candidates for membership on the Board of Directors and the periodic review of compensation of Directors. The committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to: Nominating Committee, Bluegreen Corporation, 4960 Blue Lake Drive, Boca Raton, Florida 33431.

Compensation Committee

     The Compensation Committee met three times during fiscal 1998. Each member of the Compensation Committee attended all meetings of the Committee during
fiscal  1998.  The  committee:   (a)  monitors
compensation arrangements for management employees for consistency with corporate objectives and shareholders' interests, (b) approves incentive distributions and grants of stock options to officers, employees and independent contractors of the Company and its subsidiaries and (c) advises management on matters pertaining to management development and corporate organizational planning.

Compensation Committee Interlocks and Insider Participation

     During fiscal 1998, Messrs. Abeles, Foote, Shikiar and Whitmore served as members of the Compensation Committee of the Board of Directors. Mr. Whitmore is a general partner of Grace Brothers, Ltd., an investment partnership and broker-dealer. In March 1997, Grace Brothers, Ltd. extended a short-term loan to the Company in the amount of $1.5 million, which loan was repaid in May 1997. The interest rate charged on such loan was prime plus 1%. In September, 1997, the Company borrowed an aggregate $6,000,000 from Mr. Abeles and Grace Brothers, Ltd. pursuant to a Note Purchase Agreement, which amount was used to fund a portion of the purchase price in connection with the Company's acquisition of Resort Development International Group, Inc. and Resort Title Agency, Inc. (collectively, "RDI"). Pursuant to the Note Agreement, the Company executed 8% convertible notes in the aggregate principal amount of $6,000,000 (the
"Convertible Notes"). The Convertible Notes have a maturity date of September 11, 2002, and the outstanding balances of the Convertible Notes are convertible into the Company's Common Stock at a conversion price of $3.92 per share. The Convertible Notes bear interest at 8.0%. In December 1997, Mr. Shikiar acquired $200,000 of Convertible Notes from Mr. Abeles in a private transaction. The Convertible Notes are subordinated to the Company's 10 1/2% Senior Secured notes due 2008, (the "Senior Notes") in the aggregate principal amount of $110 million, to the same extent the Debentures are subordinated to the Senior Notes; the Convertible Notes are not contractually subordinated to any other indebtedness of the Company.

Compensation Committee Report on Executive Compensation

General

     The Compensation Committee of the Board of Directors is composed of four outside (non-management) Directors of the Company and, as indicated above, the Compensation Committee's duties include reviewing and making recommendations to the Board generally with respect to the compensation of the Company's executive officers. The Board of Directors reviews these recommendations and approves all executive compensation action.

Compensation Principles

     The  Company's  executive   compensation   program  is  designed  to  align
compensation with the Company's business strategy, values and management initiatives. The program:

o Integrates compensation programs with the Company's annual and long-term strategic planning and measurement processes.

o Reinforces strategic performance objectives through the use of incentive compensation programs.

o Rewards executives for long-term strategic management and the enhancement of shareholder value by delivering appropriate ownership interest in the Company.

o Seeks to attract and retain quality talent, which is critical to both the short-term and long-term success of the Company.

     In March, 1998, the Company entered into employment agreements with each of its senior executive officers. See "Employment Agreements" for further details.

     The three components of the Company's compensation program for executive officers are (i) base compensation, (ii) annual bonus plan and (iii) incentive stock options.

Base Compensation

     The Committee has evaluated and determined appropriate ranges of pay for all categories of management to facilitate a Company-wide systematic salary structure with appropriate internal alignment. In determining appropriate pay ranges, the Committee annually examines market compensation levels for executives who are currently employed in similar positions in public companies with comparable revenues, net income and market capitalization. This market information is used as a frame of reference for annual salary adjustments and starting salaries. The Compensation Committee determined to grant salary increases ranging from 9% to 23% for the executive officers named in the "Summary Compensation Table" during fiscal 1998. This decision reflects the committee's recognition of the executive officers' contributions to the Company's performance during fiscal 1998 as well as the committee's assessment that the executive officers' base salaries after the current year increases were comparable to companies involved in similar operations and of similar size.

Annual Bonus Plan

     The objectives of the annual bonus plan are to motivate and reward the accomplishment of corporate annual objectives, reinforce strong performance with differentiation in individual awards based on contributions to business results and provide a fully competitive compensation package with the objective of attracting, rewarding and retaining individuals of the highest quality. As a pay-for-performance plan, year-end cash bonus awards are paid upon the achievement of performance goals established for the fiscal year. Participants are measured on two performance components: (1) corporate financial performance (specific measurements are defined each year and threshold, target and maximum performance levels are established to reflect the Company's objectives) and/or
(2) key individual performance which contributes to critical results for the management position. A weighting is established for each component taking into account the relative importance of each based on each executive officer's position. Appropriate performance objectives are established by the Compensation Committee for each fiscal year in support of the Company's strategic plan.

Incentive Stock Options

     Stock options align the interests of employees and shareholders by providing value to the employee when the stock price increases. All options are granted at 100% of the fair market value of the Common Stock on the date of grant except incentive options issued to employees who own more than 10% of the Company's Common Stock, in which case the option price may not be less than 110% of the market value of the Common Stock on the date of grant. Incentive stock options were granted to five executive officers during fiscal 1998. See "Option Grants in Last Fiscal Year".

     Section 162(m) of the Interval Revenue Code of 1986, as amended (the "Code"), limits an employer's income tax deduction for compensation paid to certain key executives of a public company to $1,000,000 per executive per year. The Company has no executives whose salaries currently approach this level and, accordingly, has not addressed what approach it will take with respect to section 162(m), except to the extent the 1995 Stock Incentive Plan contains standard limits and provisions on awards which are extended to enable such awards to be exempt from the section 162(m) deduction limits.

Compensation of Chief Executive Officer

     During 1998, the base salary of Mr. George F. Donovan, President and Chief Executive Officer, was increased approximately 16.7% to $350,000. As detailed below in the "Summary Compensation Table", Mr. Donovan was awarded an annual bonus of $200,000 and stock options entitling him to purchase 146,775 shares of the Company's Common Stock, vesting over a five year period for fiscal 1998. Additionally, the Company has purchased term life insurance for Mr. Donovan's benefit, at a premium cost during 1998 of $56,808. This compares to the award of an annual bonus of $86,000 and stock options entitling him to purchase 30,000 shares of the Company's Common Stock vesting over a five year period for 1997. The increase in Mr. Donovan's annual bonus and option awards was due to certain pre-determined strategic goals and financial performance objectives being successfully accomplished during fiscal 1998. The Committee concluded that Mr. Donovan's total 1998 compensation is competitive and aligned in the mid-range of total compensation for other chief executives of publicly held companies in similar businesses and of similar size. Furthermore, the Committee believes that total 1998 compensation reflects its confidence in Mr. Donovan's ability to lead the Company to execute the Company's strategic plans, including the continued development and expansion of the Resorts Division. The Committee's knowledge of Mr. Donovan's successful background, including his service as the chief executive officer of another publicly-held real estate company, together with its observations of Mr. Donovan's performance during his tenure with the Company, served equally to assure the Committee of his ability to lead the Company as its chief executive.

                                            Compensation Committee

                                            Joseph C. Abeles
                                            Ralph A. Foote
                                            Stuart A. Shikiar
                                            Bradford T. Whitmore

Executive Compensation

Summary Compensation Table

     The following table sets forth compensation for the past three fiscal years for the Company's Chief Executive Officer and the other four most highly compensated executive officers (the "Named Executive Officers").

                                                                                                      Long-Term
                                                                                                    Compensation
                                                                     Annual Compensation               Awards
                                                                 -----------------------------     ---------------
                                                                                  Securities                           All Other
                                                   Fiscal                         Underlying                         Compensation
  Name and Principal Position                       Year         Salary ($)      Bonus ($) (1)     Options (#) (2)      ($)(3)
  ---------------------------                       ----         ----------      -------------     ---------------      ------
George F. Donovan                                   1998          $350,000          $200,000           146,775          $60,772
  President and Chief                               1997          $300,000          $ 86,000            30,000          $59,183
  Executive Officer                                 1996          $300,000          $139,129            52,500          $39,120

Patrick E. Rondeau                                  1998          $175,000          $100,000            59,362          $20,431
  Senior Vice President,                            1997          $160,000          $ 38,000            15,000          $17,666
  Director of Corporate                             1996          $160,000          $ 61,475            26,250          $    --
  Legal Affairs and and Clerk

Daniel C. Koscher                                   1998          $175,000          $100,000            73,500          $13,973
  Senior Vice President, Land                       1997          $150,000          $ 38,000            15,000          $ 8,369
  Division                                          1996          $150,000          $ 61,475            26,250          $ 1,751

L. Nicolas Gray                                     1998          $160,000          $115,000            73,500          $22,920
  Senior Vice President, Resorts                    1997          $130,000          $ 38,000            15,750          $20,582
  Division                                          1996          $120,000          $ 39,076                --          $24,245

John F. Chiste (4)                                  1998          $113,846          $ 75,000            59,362          $    --
  Treasurer and Chief Financial                     1997          $     --          $     --                --          $    --
  Officer                                           1996          $     --          $     --                --          $    --

---------------------

(1) Amounts represent bonuses earned for each fiscal year and paid during the subsequent fiscal year.

(2) Figures for 1998 and 1997 represent incentive stock options granted under the Company's 1995 Stock Incentive. Figures for 1996 represent incentive stock options granted under the Company's Second Amended and Restated 1985 Stock Option Plan. Incentive stock options for 1996 have been adjusted to reflect Common Stock dividends.

(3) Other compensation for 1998 includes contributions to the Company's Section 401(k) Retirement Savings Plan for the benefit of each Named Executive Officer (Mr. Donovan - $3,964; Mr. Rondeau - $3,868; Mr Koscher - $3,916 and Mr. Gray - $3,961) and dollar amounts of premiums paid on life insurance policies for the benefit of the Named Executive Officer (Mr. Donovan - $56,808; Mr. Rondeau - $16,563; Mr Koscher - $10,057 and Mr. Gray
     - $18,959).

(4) Mr. Chiste became the Company's treasurer and chief financial officer on July 1, 1997.

Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning stock options granted to the Named Executive Officers during fiscal 1998.

                                                                                         Potential Realizable
                                                                                           Value at Assumed
                                          Percent of                                     Annual Rates of Stock
                         Number of          Total                                               Price
                         Securities        Options                                          Appreciation for
                         Underlying       Granted to          Exercise                      Option Term (2)
                          Options         Employees            Price         Expiration -----------------------
                      Granted (#) (1)   in Fiscal Year     ($ Per Share)        Date        5%         10%
                      ---------------   --------------     -------------        ----    ---------- ------------
George F. Donovan               75,000                            $3.13        7/31/07  $147,422   $373,594
                                71,775                             4.88        2/24/08   220,089    557,746
                      -----------------                                                 ---------  ---------
                               146,775       16%                                        $367,511   $931,339

Patrick E. Rondeau              30,000                            $3.13        7/31/07  $ 58,969   $149,438
                                29,362                             4.88        2/24/08    90,035    228,165
                      -----------------                                                 ---------  ---------
                                59,362        6%                                        $149,004   $377,602

Daniel C. Koscher               30,000                            $3.13        7/31/07  $ 58,969   $149,438
                                43,500                             4.88        2/24/08   133,387    338,028
                      -----------------                                                 ---------  ---------
                                73,500        8%                                        $192,356   $487,465

L. Nicolas Gray                 30,000                            $3.13        7/31/07  $ 58,969   $149,438
                                43,500                             4.88        2/24/08   133,387    338,028
                      -----------------                                                 ---------  ---------
                                73,500        8%                                        $192,356   $487,465

John F. Chiste                  30,000                            $2.75         7/1/07  $ 51,893   $131,505
                                29,362                             4.88        2/24/08    90,035    228,165
                      -----------------                                                 ---------  ---------
                                59,362        6%                                        $141,927   $359,670

---------------

(1)  These  options  become  exercisable  in  five  equal  annual   installments
     commencing one year from the respective dates of grant.

(2) As required by the rules promulgated by the Securities and Exchange Commission, potential realizable values are based on the prescribed assumption that the Company's Common Stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's Common Stock.

Fiscal Year End Option Values

     During fiscal 1998, none of the Named Executive Officers exercised stock options issued by the Company. The following table sets forth information regarding the number and unrealized value of unexercised options, adjusted to give effect to Common Stock dividends, and held by the Named Executive Officers as of March 29, 1998. Unrealized value is computed by multiplying the number of shares purchasable by the amount by which the closing market price of the Company's Common Stock on the New York Stock Exchange on March 27, 1998 exceeds the exercise price.

                                   Number of
                             Securities Underlying
                                  Unexercised            Value of Unexercised
                                   Options at          In-the-Money Options at
           Name                   Year End (#)           Fiscal Year End ($)
           ----                   ------------           -------------------
                              Exerciseable (E) vs.      Exerciseable (E) vs.
                               Unexerciseable (U)        Unexerciseable (U)
                               ------------------        ------------------

George F. Donovan                268,033      E         $1,248,071       E
                                 274,599      U         $1,157,878       U

Patrick E. Rondeau                81,273      E         $  474,793       E
                                 100,342      U         $  416,005       U

Daniel C. Koscher                 95,949      E         $  558,967       E
                                 114,480      U         $  461,954       U

L. Nicolas Gray                    6,300      E         $   22,712       E
                                  82,950      U         $  325,442       U

John F. Chiste                        --      E         $       --       E

                                  59,362      U         $  256,677       U

Employment Agreements

     In March, 1998, the Company entered into employment agreements with each of George F. Donovan, John F. Chiste, L. Nicolas Gray, Daniel C. Koscher and
Patrick E. Rondeau. Each employment agreement is for a three year period (six years in the case of Mr. Donovan) (subject to extension) and provides that the employee will receive a base salary ($375,000 for Mr. Donovan and $175,000 for each of Messrs. Chiste, Gray, Koscher and Rondeau) and certain other benefits and will be eligible to receive a cash bonus as determined by the Board of Directors. Under the employment agreements, if the Company terminates any employee without cause, the Company will pay the employee his base salary for the 12 months (24 months in the case of Mr. Donovan) following such termination (which shall be reduced by the amount of any compensation the employee receives from subsequent employment during such period). A termination of the employee without cause shall be deemed to occur upon, among other things, a significant decrease of the employee's position, duties or responsibilities, the failure by the Company to obtain the assumption of the employment agreement by any successor to the Company's business, or the sale of all or substantially all of the business or assets of the Company or the Company's liquidation. Upon any termination by the Company for cause (as defined in the employment agreements) or by the employee, the employee shall be entitled only to amounts then due to him. In the event the employee is disabled, the employee's employment shall be terminated and the employee shall be entitled to receive his base salary for 12 months (24 months in the case of Mr. Donovan) following such termination. Pursuant to his employment agreement, each employee agrees, for 12 months (24 months in the case of Mr. Donovan) following his termination, not to compete with the Company, disclose confidential information about the Company, or solicit the Company's current or former employees. In addition, Mr. Donovan's employment agreement provides that the aggregate of $219,328 of indebtedness owing by Mr. Donovan to the Company will be forgiven on a pro rata basis (20% per year) over the five year period commencing on April 1, 1998.

Performance Graph

     The following graph assumes an investment of $100 on March 29, 1993 and thereafter compares the yearly percentage change in cumulative total return to shareholders of the Company with an industry peer group (consisting of Atlantic Gulf Communities, Avatar Holdings, Fairfield Communities, ILX Resorts, Signature Resorts, Silverleaf Resorts and Vistana) and a broad market index (the S&P 500). The graph shows performance on a total return (dividend reinvestment) basis. The graph lines connect fiscal year-end dates and do not reflect fluctuations between those dates.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     STARTING
                      BASIS
DESCRIPTION            1993       1994      1995      1996      1997      1998
------------------   --------   -------   -------   -------   -------   -------

BLUEGREEN CORP ($)   $100.00    $ 93.94   $ 98.89   $130.77   $ 92.31   $265.38

S & P 500 ($)        $100.00    $101.47   $117.27   $154.92   $185.63   $274.73

PEER GROUP           $100.00    $119.05   $119.45   $127.66   $151.23   $240.91


     The Compensation Committee Report on Executive Compensation and the Performance Graph above shall not be deemed "soliciting material" or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filing to this Proxy Statement.

Certain Relationships and Other Transactions

     Frederick M. Myers, a Director of the Company, is a senior partner of the Pittsfield, Massachusetts law firm of Cain, Hibbard, Myers & Cook, which rendered services to the Company during fiscal 1998. The total amount paid to Cain, Hibbard, Myers & Cook by the Company for services rendered during fiscal 1998 was approximately $35,369. It is anticipated that Cain, Hibbard, Myers & Cook will continue to perform certain legal services for the Company during fiscal 1999.

     In connection  with George F. Donovan's  appointment as the Company's Chief
Executive Officer and his relocation, on November 15, 1993, the Board of Directors authorized a $130,000 loan which accrued interest at the prime lending rate through June 1, 1996. The loan has been interest-free from June 2, 1996 to date. The Board also approved a $33,209 equity advance against the sale of Mr. Donovan's former residence and the payment of $28,000 to Mr. Donovan's current residential community for an equity membership. The equity membership is fully refundable by the residential community in the event Mr.

Donovan's home is sold. Mr. Donovan's March 1998 employment agreement provides that the total indebtedness of $191,209 plus accrued interest of $28,119 will be forgiven on a pro rata basis (20% per year) over a five-year period commencing April 1, 1998.

     Bradford T. Whitmore, a director of the Company, is a general partner of Grace Brothers, Ltd., an investment partnership and broker-dealer. In March, 1997, Grace Brothers, Ltd. extended a short-term loan to the Company in the amount of $1.5 million which loan was repaid in May, 1997. The interest rate charged under the agreement was prime plus 1%.

     On September 11, 1997, the Company borrowed an aggregate of $6,000,000 from Joseph C. Abeles, a director of the Company, and Grace Brothers, Ltd., an entity with a 15.7% beneficial ownership interest in the Company and an affiliate of Bradford T. Whitmore, a director of the Company, and issued the Convertible
Notes. The proceeds from the issuance were used to fund a portion of the purchase price of RDI. The Convertible Notes are convertible into shares of the Company's common stock at a conversion price of $3.92 per share. In December 1997, Stuart A. Shikiar, a Director of the Company, acquired $200,000 of Convertible Notes from Mr. Abeles in a private transaction. In March 1998, the holders of the Convertible Notes agreed to subordinate such notes to the Company's obligations under the Senior Notes.

     Any existing loans to the Company's officers and employees other than in the ordinary course of business have been approved, and any such future loans will be approved, by a majority of disinterested, non-management Directors. It is also the Company's policy that any transaction with an employee, officer, Director or principal shareholder, or affiliate of any of them, involving in excess of $1,000 (other than in the ordinary course of the Company's business) shall be approved by a majority vote of disinterested Directors, and any such transaction will be on terms no less favorable to the Company than those which could reasonably be obtained from an independent third party.

Proposal 3 - Approval of 1998 Non-Employee Directors Stock Option Plan

     The Company's 1998 Non-Employee Directors Stock Option Plan (the "Directors Plan") was adopted by the Board of Directors on June 4, 1998. The Directors Plan provides for the grant of nonqualified stock options to purchase shares of Common Stock to non-employee Directors (each an "Outside Director"). The Company's 1988 Outside Directors Stock Option Plan (the "1988 Plan") covering the Company's Outside Directors expired by its terms on April 22, 1998, and no further option grants may be made under such plan after that date. The Board of Directors believes that approval of the Directors Plan is in the best interest of the Company because it will provide the Company with sufficient equity-based incentives to attract and retain qualified Outside Directors. The Board recommends a vote FOR the proposal to approve the Directors Plan.

     For information with respect to the number of options granted to incumbent Directors under the 1988 Plan, see the table under "Proposal 1 and 2 - Fixing the Number of Directors at Seven and Election of Named Directors". The following summary of the Directors Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

     Administration. The Directors Plan provides that it is to be administered by the Board of Directors (of which a majority of the Directors acting will be Outside Directors), provided that the Board may, at its discretion, delegate any and all of its powers under the Directors Plan. The Board has delegated the administration of the Directors Plan to the Board's Compensation Committee (the "Committee"), which consists of four Outside Directors.

     Shares Subject to the Directors Plan. The aggregate number of shares of the Company's Common Stock ("Shares") reserved for issuance under the Directors Plan is 500,000. If any corporate transaction occurs that causes a change in the capitalization of the Company, the Committee is authorized to make such adjustments to the number and class of Shares delivered and the number and class and/or price of Shares subject to outstanding awards granted under the Directors Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participant's rights. If any option terminates or expires for any reason or the Company reacquires any shares issued under the Directors Plan, the applicable shares will again be available for issuance.

     Stock Options. Under the Directors Plan, each year each Outside Director will automatically be granted a stock option covering 15,000 shares of the Common Stock on the first business day after the first trading day after the annual meeting of the Company's shareholders or any special meeting held in lieu thereof. In the event that the total number of shares available for grant under the Directors Plan shall not be sufficient to grant each Outside Director 15,000 shares of Common Stock on a particular grant date, the shares available for grant shall be allocated proportionately among the Outside Directors then in office.

     The option price per share of each option granted under the Directors Plan is equal to the closing sale price of the Common Stock as reported on the principal stock exchange on which the shares are traded on the date on which the stock option is granted.

     Options granted under the Directors Plan will vest (become exercisable) in three equal annual installments. However, if there is a change in the control of the Company prior to the vesting date, all options will be immediately exercisable. A "change of control" is deemed to take place if (i) any person or group becomes the beneficial owner of 25% or more of the total votes that may be cast in any election of Directors, (ii) there is a change in Board composition such that at any time a majority of the Board have been members for less than 24 months, (iii) the Company merges or consolidates without the transaction having been approved by three-fourths of the Board or in circumstances where at least two-thirds of the board of the surviving entity were not Directors of the Company or (iv) the Company sells a majority of its assets. If an option holder ceases to serve as a Director of the Company prior to the vesting date for any reason other than death, disability or a change of control of the Company, all of the option holder's rights in the option will terminate. Unless earlier terminated, options granted under the Directors Plan will terminate five years after the option holder ceases to be a Director of the Company or, if earlier, ten years after the date of grant.

     During the optionee's lifetime an option will be exercisable only by the optionee and will not be transferable except by will or by the laws of descent and distribution. After the option holder's death, his or her executor, administrator, heirs or legatees may exercise the option.

     Amendment and Termination. The Directors Plan authorizes the Board of Directors to discontinue, suspend or amend the Directors Plan, except that no action of the Board may, without the shareholders' approval, increase the maximum number of shares to be offered for sale under options, reduce the purchase price at which shares may be offered pursuant to options (except in connection with corporate recapitalizations), modify the eligibility requirements of the Directors Plan or extend the expiration date of the Directors Plan; nor may any action of the Board of Directors or the shareholders alter or impair an optionee's rights under an option previously granted, without the optionee's consent. The Directors Plan provides that the provisions thereof with respect to the nature, amount, terms and timing of awards may not be amended more than once every six months, other than to comply with changes in the Code, ERISA, or the rules thereunder. The Directors Plan will terminate on June 4, 2003.

     In considering this proposal, shareholders should recognize the fact that, if the Directors Plan is approved, the Outside Directors will be entitled to additional benefits (in the form of additional shares of stock available under the Directors Plan) not currently available to them. Consequently, the interest of the Board in recommending the adoption of the Directors Plan may diverge from the interests of the shareholders. The federal income tax consequences to the Company and participants in the Plan are the same as the consequences of the grant of nonqualified stock options under the 1995 Incentive Plan discussed below.

Proposal 4 - Approval of Amendment to the 1995 Stock Incentive Plan

     On June 4, 1998, the Board of Directors unanimously voted to amend the 1995 Stock Incentive Plan (the "1995 Incentive Plan") to increase the total number of shares issuable under the Plan from 1,000,000 to 3,000,000 (subject to further adjustment for stock dividends, stock splits and other changes in capitalization). The 1995 Incentive Plan, which was originally adopted by the Board of Directors on May 31, 1995, provides for the grant of stock options (both nonqualified and incentive), restricted stock, unrestricted stock, performance shares, loans and cash and other awards to employees (including executive officers) and other individuals (including consultants and independent contractors) performing services for the Company and its subsidiaries and other entities in which the Company or any of its subsidiaries has a substantial equity interest. As of May 1, 1998, there were 969,999 stock options outstanding under the 1995 Incentive Plan. Any award many be granted alone or in conjunction with other awards under the Plan. For information with respect to the number of options granted to named executive officers, see the table under "Proposal 1 and 2 - Fixing the Number of Directors at Seven and Election of Named Directors".

     The Board of Directors believes that approval of the amendment to the 1995 Incentive Plan is in the best interest of the Company because it will provide the Company with sufficient equity and equity-based incentives to compensate adequately the executive officers, employees and independent contractors of the Company and its subsidiaries and thereby aid the Company in attracting, retaining and motivating qualified personnel and the Board recommends a vote FOR the proposal to approve the amendment to the 1995 Incentive Plan. The following summary of the 1995 Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached as Appendix B to this Proxy Statement.

     Administration. The Board has delegated the administration of the 1995 Incentive Plan to the Compensation Committee of the Board of Directors (the "Committee"), which has complete discretion to select, from among eligible participants, the individuals to receive grants under the 1995 Incentive Plan and to establish the terms of the grants. The Committee is comprised solely of Directors qualified to administer the 1995 Incentive Plan pursuant to Rule 16b-3(c)(2) of the Exchange Act.

     Shares Subject to the 1995 Incentive Plan. If amended, the aggregate number of shares of the Company's Common Stock ("Shares") reserved for issuance under the 1995 Incentive Plan will increase 2,985,000. If any corporate transaction occurs that causes a change in the capitalization of the Company, the Committee is authorized to make such adjustments to the number and class of Shares delivered and the number and class and/or price of Shares subject to outstanding awards granted under the 1995 Incentive Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participant's rights. If any option or award terminates or expires for any reason or the Company reacquires any shares issued under the 1995 Incentive Plan, the applicable shares will again be available for issuance.

     Amendment and Termination. In no event may any option or other award under the 1995 Incentive Plan be granted on or after May 31, 2005. The Board may amend, modify or terminate the 1995 Incentive Plan at any time, provided that no amendment shall be effective unless and until it is approved by the stockholders of the Company where failure to obtain such approval would adversely affect the compliance of the plan with Rule 16b-3 under the Exchange Act or the amendment would increase the total number of shares reserved for issuance under the plan, decrease the options price of any nonqualified stock option to less than 50% of fair market value on the date of grant of the option, change the class of persons who may be eligible to participate in the plan, or extend the termination date of the plan beyond ten years, and no amendment, termination or modification shall adversely affect in a material manner any right of a participant with respect to any outstanding award without the consent of the participant.

     Stock Options. The Committee may grant incentive stock options intended to meet the requirements of Section 422 of the Code ("ISOs"), nonqualified stock options or a combination thereof under the 1995 Incentive Plan. ISOs may only be granted to employees of the Company or its subsidiaries. The exercise price for nonqualified stock options issued under the 1995 Incentive Plan must be at least 50% of the fair market value of the underlying stock at the time of grant and the exercise price for ISOs under the 1995 Incentive Plan cannot be less than 100% of the fair market value of the underlying stock at the time of grant, provided that the exercise price of any option granted to any employee who owns 10% or more of the capital stock of the Company or any subsidiary cannot be less than 110% of such fair market value. On June 2, 1998, the closing sale price of the Common Stock on the New York Stock Exchange was $8.50 per share. Options granted under the 1995 Incentive Plan will expire ten years after the grant date. The Committee will establish other terms for options including the schedule for vesting or exercisability of options, terms for payment of the option price and periods for exercise following the optionholder's termination of employment. Each option granted shall be evidenced by an instrument in such form as the Committee shall approve. No incentive stock option may be granted under the 1995 Incentive Plan that is first exercisable in any year if and to the extent that the aggregate fair market value, at the time of grant, of all incentive stock options granted to the employees which are first exercisable in such year exceeds $100,000. Options are not transferable by the participant, except by will or by the laws of descent and distribution. During a participant's lifetime, options are exercisable only by the participant.

     Restricted and Unrestricted Stock. Grants of restricted stock involve the issuance of Shares to the recipient subject to transfer restrictions and the Company's right to repurchase the Shares at a price determined by the Committee if certain conditions (such as continuation of employment) are not satisfied by the recipient. As the conditions are satisfied, the repurchase restrictions "lapse" and the recipient is then free to hold or sell the Shares free of the restrictions. Grants of unrestricted stock involve the issuance of Shares, free of any transfer or repurchase restrictions. The Committee shall have discretion to determine the number of shares to be granted, whether or not they will be restricted (and, if so, the terms of the restrictions) and the amount and form of the consideration to be paid for the shares granted, provided that the purchase price shall in no event be less than the par value of the Common Stock.

     Performance   Shares.   Grants  of  performance   shares  involve   setting
performance goals and the Company's agreement to pay a specified amount determined by the Committee (which may be paid in the form of cash, shares, other securities of the Company or other forms of payment, or a combination thereof, all as determined by the Committee) to the recipient if the performance goals are fully satisfied. The performance goals may be individual, group, divisional or Company-wide goals. Each performance share grant shall be subject to such terms and conditions, including but not limited to the award period, the performance objectives to be obtained and any restriction upon the payment issued in respect of the grant, as the Committee shall determine. The award may be converted into a specified number of Shares at the time the goals are established, with the payoff, after satisfaction of the goals, being made in the number of Shares or their current value at that time. The Committee shall have the power to determine the maximum value of each performance share (and the amount to be paid if performance objectives are met in part or if the participant's employment is terminated prior to the end of the award period). The Committee shall also have authority to adjust performance measures and the value of performance shares if it subsequently determines they are not appropriate in the circumstances. All rights with respect to performance shares shall be available only during a participant's (and his or her beneficiary's) rights in the event of retirement, death or other termination of employment.

     Other Awards. The 1995 Incentive Plan authorizes the making of loans in connection with the purchase of shares under an award or the payment of any applicable tax in respect of income recognized as a result of the award. The Committee shall have full authority to decide the terms of any such loan, provided that no loan may have a term more than ten years. In addition, the 1995 Incentive Plan authorizes the grant of other types of awards that are consistent with the terms of the 1995 Incentive Plan.

     The Indenture pursuant to which the Company's Debentures were issued provides for an adjustment to the price at which the Debentures may be converted into Common Stock in certain circumstances. In particular, the Indenture provides (subject to certain exceptions) for certain weighted-average anti-dilution adjustments to the conversion price if, among other things, (a) the Company issues shares for less than the current market price (as defined in the Indenture) on the date the Company fixes the offering price of such shares or (b) the Company issues any securities exercisable for or convertible into shares for an exercise or conversion price less than the current market price per share on the date of issuance of such securities. The issuance of stock or grant of options under the 1995 Incentive Plan could, depending the terms of the applicable award, result in an adjustment to the conversion price of the Debentures.

     Awards to Employees Covered by Section 162(m) of the Code. Section 162(m) of the Code generally limits the income tax deduction for compensation paid by an employer which is a publicly held corporation to certain key executives to $1,000,000 per executive per year. The deduction limitation of Section 162(m) does not apply, however, to certain performance-based compensation arrangements, including plans providing for stock options having an exercise price of not less than 100% of fair market value, which establish specific performance goals and/or limits on the amount of awards, which are administered by a committee composed exclusively of "outside" directors, and which are disclosed to and approved by the stockholders of the public company. The 1995 Incentive Plan includes provisions and limits on awards which are intended to enable such awards to be exempt from the deduction limitation of Section 162(m) of the Code.

     Grant Information. To date, no restricted or unrestricted stock or performance shares have been granted under the 1995 Incentive Plan. The following table sets forth the number of outstanding options granted during fiscal 1998 under the 1995 Incentive Plan to the specified individuals and groups:

Name                                                          Number of Options
----                                                          -----------------

George F. Donovan                                                 146,775
Patrick E. Rondeau                                                 59,362
Daniel C. Koscher                                                  73,500
L. Nicolas Gray                                                    73,500
John F. Chiste                                                     59,362
All current executive officers as a group (9 persons)             462,499
All employees who were not executive officers as a group          462,500

Federal Income Tax Consequences under the Directors Plan and the 1995 Incentive Plan

     The following is a brief description of the federal income tax consequences related to options awarded under the Directors Plan and the 1995 Incentive Plan.

     Consequences  to  the  Optionholder.   There  are  no  federal  income  tax
consequences to the optionholder solely by reason of the grant of ISOs or nonqualified options under the 1995 Incentive Plan or the Directors Plan. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction providing that the optionholder generally must exercise the option no later than three months following termination of his employment. However, the exercise of an ISO may give rise to an alternative minimum tax liability (see discussion below).

     Upon the exercise of a nonqualified option, the optionholder will generally recognize ordinary income in an amount equal to the excess of fair market value of the Shares at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a nonqualified option will be subject to both income and employment tax withholding. The optionholder's tax basis in the Shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified option, the amount of ordinary income recognized by the optionholder upon exercise.

     If any optionholder disposes of Shares acquired upon the exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one year after the date on which the Shares are transferred to the optionholder pursuant to the exercise of the ISO (a "qualifying disposition"), the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in such Shares (generally the exercise price). In the case of Shares acquired under the 1995 Incentive Plan for less than 100% of the fair market value at the time the option was granted, any disposition of such Shares in a qualifying disposition will result in the optionholder being required to include as ordinary income (and not as gain) in his or her gross income the excess of fair market value of such Shares at the time of disposition.

     If the optionholder disposes of Shares acquired upon the exercise of an ISO (other than in certain tax-free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of the Shares to the optionholder pursuant to the exercise of the ISO (a "disqualifying disposition"), then at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of such Shares' fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder's actual gain (i.e. the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid the optionholder), then the loss will be a capital loss.

     If any optionholder disposes of Shares acquired upon exercise of a nonqualified option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his/her basis (as discussed above) in the Shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of Shares acquired upon exercise of ISOs as discussed above) will be long-term depending on whether the Shares were held for more than one year from the date such Shares were transferred to the optionholder.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the optionholder's regular tax for the taxable year.
Generally, AMT is computed at the rate of 26% on the excess of a taxpayer's alternative minimum taxable income ("AMTI") over the exception amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500 ) amount. For these purposes, the exemption amount is $45,000 for joint returns or returns of surviving spouses ($33,750 for single taxpayers and $22,500 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer's AMTI is essentially the taxpayer's taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

     The exercise of ISOs (but not nonqualified options) will generally result in an upward adjustment to the optionholder's AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the option. This will result in a corresponding downward adjustment to the optionholder's AMTI in the year the stock is disposed. The AMT paid with respect to the exercise of an ISO is allowed as a credit against the regular tax liability of the optionholder in a subsequent year when he disposes of the stock; therefore, imposition of the AMT at the time of exercise of an ISO may not increase the aggregate amount of income tax paid by the optionholder, but instead may only affect the timing of such payments.

     Consequences to the Company. There are no federal income tax consequences to the Company by reason of the grant of ISOs or nonqualified options or the exercise of ISOs (other than disqualifying dispositions). At the time the optionholder recognizes ordinary income from the exercise of a nonqualified option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its tax reporting obligations described below. To the extent the optionholder recognized ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of ISOs, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs, provided that the Company satisfies a tax reporting obligation described below. The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a nonqualified option or the disqualifying disposition of stock acquired upon exercise of ISOs. The Company will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the optionholder upon the exercise of nonqualified options.

     Tax Treatment of Restricted Stock. An employee who receives a restricted stock award under the 1995 Incentive Plan generally will not recognize taxable income at the time the award is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee for the restricted stock. Alternatively, an employee receiving stock may elect, in accordance with Section 83(b) of the Code, to be taxed on the excess of the fair market value of the shares of restricted stock at the time of grant over the amount if any, paid by the employee, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee and the Company will be entitled to a deduction at the same time and in the same amount.

     Tax Treatment of Unrestricted Stock. Upon receiving an award of unrestricted stock under the 1995 Incentive Plan, the employee will realize ordinary compensation income to the extent of the fair market value (determined at the time of transfer to the employee) of such Shares, over the amount, if any paid by the employee for the Shares. Such taxable amounts are deductible as compensation by the Company.

     Limitation on Deduction Under Section 162(m) of the Code. Section 162(m) of the Code generally limits an employer's income tax deduction for compensation paid to certain key executives of a public company to $1,000,000 per executive per year. The deduction limitation of Section 162(m) does not apply, however, to certain performance-based compensation arrangements, including plans providing for stock options having an exercise price of not less than 100% of fair market value, which establish specific performance goals and/or limits on awards, which are administered by a committee composed exclusively of "outside" directors, and are disclosed to and approved by the shareholders of the public company.

     Other Tax Consequences. The foregoing discussion is not a complete description of the federal income tax aspects of ISOs and nonqualified options under the 1995 Incentive Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

Proposal 5 - Ratification of the Appointment of Ernst & Young LLP as Independent Auditors of the Company

     The Board of Directors has appointed the firm of Ernst & Young LLP ("E&Y") as auditors for fiscal 1999, subject to final approval by the Audit Committee of the scope of, and E&Y's fees for, performing the audit for such fiscal year. E&Y and its predecessor, Arthur Young & Co., have served as the Company's auditors since 1984. The Company has been informed that E&Y has no direct or indirect financial interest in the Company and has no other connection with the Company other than as independent auditors. Representatives of E&Y are expected to be present at the Special Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than ten percent of its Common Stock to file reports with the Securities and Exchange Commission disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company. Based solely on a review of the copies of such reports received by it, the Company believes that, during fiscal 1998, all such filing requirements were complied with.

Other Matters

     As of the date of this Proxy Statement, the Board of Directors knows of no business to come before the meeting except as set forth above. If any other matters should properly come before the meeting, it is expected that the enclosed proxy will be voted on such matters in accordance with the best judgment of the proxies. Discretionary authority with respect to any such matters is conferred by the proxy.

By the order of the Board of Directors,


/s/ PATRICK E. RONDEAU

Patrick E. Rondeau, Clerk
June 26, 1998

     A COPY OF THE COMPANY'S ANNUAL REPORT AND/OR FORM 10-K FOR THE YEAR ENDED MARCH 29, 1998, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, BLUEGREEN CORPORATION, 4960 BLUE LAKE DRIVE, BOCA RATON, FLORIDA 33431.

                                   Appendix A

                              BLUEGREEN CORPORATION
                  1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1. Purpose. This 1998 Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of Bluegreen Corporation, a Massachusetts corporation (the "Company"), by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2. Available Shares. The total number of shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"), for which options may be granted under the Plan shall not exceed 500,000 shares subject to adjustment in accordance with paragraph 10 of the Plan. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the Plan.

     3. Administration. The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     4. Granting of Options. During the term of the Plan and subject to the availability of shares under the Plan, on the day following each Annual Meeting of the Company's Stockholders occurring after 1998, each person who is then serving on the Board, and who is not a current or former employee or officer of the Company, shall automatically be granted an option to purchase 15,000 shares of the Common Stock. Except for the specific options referred to above, no other options shall be granted under the Plan.

     5. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 10 below. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available the date such option is granted and shall mean (i) the closing sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or on a national securities exchange. If, at the time an option is granted under this Plan, the Company's stock is not publicly traded, "fair market value" shall be the fair market value on the date the option is granted as determined by the Board in good faith.

     6. Period of Option. Unless sooner terminated in accordance with the provisions of Section 8 below, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

     7. Vesting of Shares and Non-transferability of Options.

     (a) Vesting. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the Optionee and thus become exercisable by the Optionee in three equal annual installments commencing on the first anniversary of the date of grant.

     (b) Legend on Certificates. The certificates representing such shares shall carry such appropriate legend and such written instructions shall be given to the Company's transfer agent as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

     (c) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by him or her.

     8. Termination of Option Rights.

     (a) In the event an Optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such Optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the Optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the Optionee until the earlier of the scheduled expiration date of the option and 90 days after the date the Optionee ceased to be a member of the Board.

     (b) In the event that an Optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such Optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the Optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the earlier of the scheduled expiration date of the option or one year after the death or disability of the Optionee.

     (c) Notwithstanding the provisions in this Section 8, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a participant's ceasing to be a member of the Board.

     9. Exercise of Option. An option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company at its principal office address, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of Section 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred
(100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificates(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

     10. Adjustments Upon Changes in Capitalization and Other Matters. Upon the occurrence of any of the following events, an Optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a) Stock Dividends. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each Optionee upon exercising an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his option at all times between the date of grant of such option and the date of its exercise.

          (b) Merger; Consolidation; Liquidation; Sale of Assets. In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under this Plan, (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) the Board may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or (iii) all outstanding options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each such holder thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (iv) all outstanding options may be cancelled by the Board as of the date of any such merger,
     consolidation,   liquidation   or  sale,   provided  that  notice  of  such
     cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or (v) the Board may provide for the cancellation of all outstanding options and for the payment to the holders thereof of some part or all of the amount by which the value of the Common Stock issuable upon the exercise thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

          (c) Issuance of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (d) No Fractional Shares. No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (d), would have been issued to an Optionee pursuant to an option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the Optionee shall receive from the Company cash in lieu of such fractional shares.

          (e) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Section 2 above that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this Section 10 and its determination shall be conclusive.

     11. Restrictions on Issuance of Shares. Notwithstanding the provisions of Sections 4 and 9 above, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable federal and state securities laws as now in force or hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     12. Representation of Optionee. If requested by the Company, the Optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     13. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the Optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

     14. Term and Amendment of Plan. This Plan was adopted by the Board effective as of June 4, 1998, subject to approval by the stockholders of the Company. Options may no longer be granted under the Plan after June 4, 2003, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. Subject to the provisions of Section 4 above, options may be granted under the Plan prior to the date of stockholder approval of the Plan. If the approval of stockholders is not obtained by June

4, 1999, any grants of options under the Plan made prior to that date will be rescinded. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the stockholders, (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in the Plan, (c) materially increase benefits accruing to option holders under the Plan or (d) amend the Plan in any manner which would cause Rule 16b-3 to become inapplicable to the Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     15. Compliance with Regulations. It is the Company's intent that this Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

     16. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

                                   Appendix B

                              BLUEGREEN CORPORATION

                            1995 STOCK INCENTIVE PLAN
                            (as amended June 4, 1998)

                                -----------------

     1. Purpose. The purpose of the Bluegreen Corporation 1995 Stock Incentive Plan (the "Plan") is to advance the interests of Bluegreen Corporation (the "Company") and its present and future Affiliates by strengthening the ability of the Company and its Affiliates to attract, retain and motivate employee and consultants to and independent contractors of the Company and its Affiliates by providing incentives, opportunities and favorable terms for them to acquire stock of the Company and to receive other Awards.

     The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have the right, at its discretion, to delegate any and all of its powers under the Plan to the Compensation Committee of the Board, or such other committees or persons designated by the Board (such Compensation Committee or other committee or persons designated by the Board is hereinafter referred to as the "Committee"), as provided in and subject to
Section 14. In the event that the Board appoints a Committee to administer the Plan, in whole or in part, the Committee's determinations with respect thereto shall not be subject to approval by the Board. References in the Plan to the Committee shall be deemed to refer to the Board to the extent the Board has not delegated administration of the Plan to the Committee, and any references to the Board shall be deemed references to the Committee if the Board has delegated its powers.

     2. Participation. The Committee shall have exclusive power (except as may be delegated by the Committee as permitted herein) to select the employees and other individuals performing services for the Company and its Affiliates who shall be eligible individuals who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. As used herein the term "Participant" means each eligible individual to whom an Award has been made under any provision of the Plan.

     3. Awards Under the Plan.

     3.1 Types of Awards. Awards under the Plan ("Awards") may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Stock Options; (ii) Restricted Stock; (iii) Unrestricted Stock; (iv) Performance Shares; (v) Loans; (vi) Supplemental Cash Grants; and (viii) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan.

     Stock Options, which include "Nonqualified Stock Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase shares of the common stock of the Company ("Shares" or "Stock"). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Section 4. Restricted Stock are Shares which are issued subject to terms, conditions and restrictions specified in Section 5. Unrestricted Stock are Shares issued without restrictions as described in
Section 5. Performance Shares are contingent awards, subject to terms, conditions and restrictions described in Section 6, under which the Participant may become entitled to receive cash, Shares, Other

Securities, or other forms of payment, or any combination thereof, as determined by the Committee.

     Loans and Supplemental Cash Grants are other Awards which may be made subject to the terms described in Section 7.

     3.2 Maximum Number of Shares That May be Issued. There may be issued under the Plan (as Restricted Stock or Unrestricted Stock, in payment of Performance Shares, pursuant to the exercise of Stock Options, or in payment of or pursuant to the exercise of other Awards) up to an aggregate of 3,000,000 Shares, subject to adjustment as provided in Section 12. Shares issued pursuant to the Plan may be either authorized but unissued Shares, treasury Shares, reacquired Shares, or any combination thereof. If any Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Stock Option or other Award (other than Stock Options or other Awards issued in respect of such Assumed Options) is canceled, terminates or expires unexercised, or if any Award payable in Stock or cash (other than Stock Options or other Awards issued in respect of such Assumed Options) is satisfied in cash rather than Stock, any Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

     3.3 Rights With Respect to Shares and Other Securities.

     (a) Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a Participant's rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Shares awarded and prior to the expiration of the Restricted Period (as defined in Section 5) or the earlier repurchase of such Shares as herein provided, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different Shares, or Other Securities, or other forms of consideration which the Participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a Participant with whom any agreement is made to issue Shares in the future, shall have no rights as a shareholder with respect to Shares related to such agreement until issuance of a certificate to him.

     (b) Unless otherwise determined by the Committee in its discretion, a Participant to whom a grant of Stock Options, Performance Shares or any other Award is made (and any person succeeding to such a Participant's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares or as a holder with respect to Other Securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Shares or other instrument of ownership, if any. Except as provided in Section 12, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

     3.4 Definitions of Certain Terms. Whenever the "Fair Market Value" of Shares or Other Securities or any other property must be determined pursuant to any provisions of the Plan, "Fair Market Value" shall be the amount determined by the Committee as follows:

          (i) if the Stock or Other Securities or other property are then traded on a securities exchange, the closing sale price on the principal market on which the Stock or Other Securities or other property are traded on the date in question (or if such price is not available on such date, on the business day closest to such date for which such price is available); or

          (ii) if the Stock or Other Securities or other property are then traded in the over-the-counter market, the mean between the closing bid and asked price of the Stock or Other Securities or other property on the date in question (or if such prices are not available on such date, on the business day closest to such date for which such prices are available), as such price is reported in a publication of general circulation selected by the Committee; or

          (iii)if the Stock or Other Securities or other property are not then actively traded on an exchange or in the over-the-counter market, the amount determined in good faith by the Committee.

     As used herein, a "subsidiary corporation" is any corporation of which the Company is the owner of at least 50% of the total combined voting power of all classes of stock of such corporation. "Affiliate" means any entity in which the Company or any subsidiary corporation has a substantial direct or indirect equity interest.

     An "eligible individual" shall be deemed to refer to any person eligible to receive an Award under the Plan and shall include (1) employees and (2) individuals performing services as non-employee independent contractors.

     "Section 162(m) employee" means a Participant who, as of the date of vesting and/or payout of an Award, is one of the group of "covered employees," as defined in regulations promulgated under Section 162(m) of the Code.

     For purposes of this Plan, a Participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of "Disability" if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, or the Participant has incurred total and permanent disability as determined under the provisions of a Company long-term disability program which is applicable to the Participant.

     "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Affiliate.

     "Retirement" means the Participant's retirement from active employment with the Company or an Affiliate (or ceasing to provide services as an independent contractor) within or after the calendar year the Participant attains age sixty
(60).

     4. Stock Options. The Committee may grant Stock Options either alone, or in conjunction with Performance Shares or other Awards, either at the time of grant or by amendment thereafter, provided that an Incentive Stock Option may be granted only to an employee of the Company or its parent or subsidiary corporation. Incentive Stock Options are Stock Options which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each Stock

Option granted under the Plan shall be evidenced by an instrument ("Option Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan which shall comply with the terms and conditions specified in this Section 4 and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

     4.1 Option Price. The option price may be less than, equal to, or greater than, the Fair Market Value of the Shares subject to the option at the time the Stock Option is granted, as determined by the Committee, but in no event will the option price be less than 50% of the Fair Market Value of the underlying Shares at the time the Stock Option is granted; provided, however, that in the case of an Incentive Stock Option, the option price shall not be less than the Fair Market Value of the Shares at the time the Incentive Stock Option is granted, or if granted to an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary corporation (a "10% Employee"), such option price shall not be less than 110% of such Fair Market Value at the time the Incentive Stock Option is granted; and provided, further, that in the case of any Stock Option intended to satisfy the "performance-based" exemption under Section 162(m) of the Code, the option price shall not be less than the Fair Market Value of the Share at the time the Stock Option is granted. However, in no event will the option price be less than the par value of such Shares.

     4.2 Number of Option Shares. The Committee shall determine the number of Shares to be subject to each Stock Option; provided, however, that if the Committee determines that a Stock Option should satisfy the "performance-based" exemption under Section 162(m) of the Code, the maximum number of Shares subject to Stock Options which may be granted to any single Participant during any calendar year is one hundred fifty thousand (150,000). The number of Shares subject to an outstanding Stock Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Shares under the Stock Option are used to calculate the cash, Shares, Other Securities, or other forms of payment, or any combination thereof, to the extent that any other Award granted in conjunction with such Stock Option is paid.

     4.3 Nontransferability of Stock Options. A Stock Option may not be sold, assigned, transferred, pledged, or otherwise disposed of by the optionee, except by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee.

     4.4 Exercisability of Stock Options. A Stock Option shall not be exercisable, as follows:

          (a) in the case of any Incentive Stock Option granted to a 10% Employee, after the expiration of five (5) years from the date it is granted, and in the case of any other Incentive Stock Option or any Nonqualified Stock Option, after the expiration of ten (10) years from the date it is granted; any Stock Option may be exercised during such period only at such time or times and in such installments as the Committee may establish in the Option Agreement;

          (b) unless payment in full is made for the Share at the time of exercise and such payment shall be made in such form (including, but not limited to, cash, check, or, if permitted by the Committee in the Option Agreement, by delivery to the Company of Shares, or a promissory note, or an irrevocable undertaking by a broker to deliver to the Company sufficient funds to pay the exercise price, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion;

          (c) unless the person exercising the Stock Option has been, at all times during the period beginning with the date of the grant of the Stock Option and ending on the date of such exercise, employed by, otherwise performing services for the Company or an Affiliate, or a corporation substituting or assuming the Stock Option in a transaction to which Section 424(a) of the Code is applicable, except that:

               (i) unless otherwise provided in the Option Agreement, if the optionee ceases to perform services for the Company or an Affiliate because of Retirement or Disability, any unvested Stock Option or portion thereof shall fully vest, and following such Retirement or Disability the Participant may at any time within a period of three (3) years from the date of such Retirement or Disability exercise the Stock Option;

               (ii) unless otherwise  provided in the Option  Agreement,  if the optionee ceases to perform services for the Company or an Affiliate because of his death, any unvested Stock Option or portion thereof shall fully vest, and his estate, personal representative or Beneficiary to whom it has been transferred pursuant to Section 13 may at any time within a period of three (3) years from the date of the Participant's death exercise the Stock Option;

               (iii)if the optionee  ceases to perform  services for the Company or an Affiliate for Cause, all Stock Options shall immediately expire and cease to be vested or exercisable, and the optionee shall have no further rights or claims with respect thereto; and

               (iv) unless otherwise  provided in the Option  Agreement,  if the optionee ceases to perform services for the Company or an Affiliate for any reason other than death, Disability or Retirement, or for Cause, any Stock Option or portion thereof which was not vested and exercisable shall immediately terminate and the optionee shall have no further rights or claims with respect thereto, and the Participant may at any time within a period of thirty (30) days from the date of such termination exercise the Stock Option to the extent that the Stock Option was exercisable by him on the date he ceased to perform services;

     provided, however, that the Committee may provide specifically in the Option Agreement for such other period of time during which an optionee may exercise a Stock Option after termination of the optionee's services, subject to the overriding limitation that no Stock Option may be exercised to any extent by anyone after the date of expiration of the Stock Option.

     In the event that an Incentive Stock Option is exercised by an optionee after the exercise period that applies for purposes of treatment as an incentive stock option under Section 422 of the Code, such Stock Option shall thereafter be treated as a Nonqualified Stock Option.

     4.5. Restrictions on Incentive Stock Options. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Shares (determined at the time of grant of the Stock Option pursuant to Section 4.1) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of the Company) shall not exceed $100,000. To the extent the limitation in the preceding sentence would be exceeded with respect to any portion of a Stock Option otherwise first becoming exercisable for any year in accordance with the vesting schedule established for an optionee, the Committee may determine at the time of grant that vesting with respect to such excess amount shall be deferred until the first subsequent year that such excess amount (or any part thereof) can become exercisable within the limitation of the preceding sentence or, in the alternative, that such excess amount become vested as a Nonqualified Stock Option.

     4.6. Restrictions on Shares. Shares purchased by an optionee upon exercise of a Stock Option may be subject to such transfer and repurchase restrictions (including without limitation transfer and repurchase restrictions like those which may be applicable to Restricted Stock under the provisions of Section 5) as the Committee in its sole discretion shall establish in the Option Agreement.

     5. Restricted Stock and Unrestricted Stock. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument ("Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan which shall comply with the terms and conditions specified in this Section 5, and with such other terms and conditions as the Committee, in its discretion, shall establish.

     5.1. Number of Shares of Restricted Stock. The Committee shall determine the number of Shares to be issued to a Participant pursuant to the Award of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both; provided, however, that if the Committee determines that an Award of Restricted Stock should satisfy the "performance-based" exemption under Section 162(m) of the Code, the maximum number of Shares of Restricted Stock which may be granted to any single
Participant during any calendar is one hundred fifty thousand (150,000) and provided further that Restricted Stock may not be issued for a price which is less than the par value of the Shares.

     5.2. Restriction on Transfer; Repurchase Option. Shares issued to a Participant in accordance with the Award of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine from the date on which the Award is granted (the "Restricted Period").

     The Company will have the option to repurchase the Shares subject to the Award at such price as the Committee shall have fixed in the Restricted Stock Agreement which option will be exercisable:

          (i) if the Participant's continuous employment or performance of services for the Company and its Affiliates shall terminate for any reason or except as otherwise provided in Section 5.3, prior to the expiration of the Restricted Period;

          (ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Shares; or

          (iii)under such other circumstances as determined by the Committee in its discretion.

Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee in the Restricted Stock Agreement.

     Each certificate for Shares issued pursuant to an Award of Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by the awardholder with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such Shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect.

     If Shares issued pursuant to an Award of Restricted Stock shall be repurchased pursuant to the repurchase option described above, the Participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary or Clerk of the Company the certificates for the Shares awarded to the Participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such option and the restrictions imposed pursuant to the first paragraph of this Section 5.2 shall terminate and be of no further force and effect.

     5.3. Termination of Services Under Certain Circumstances. If a Participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which an Award of Restricted Stock was granted to him shall, while in such employment, performance of services, die, or terminate such employment, or performance of services by reason of Disability or Retirement and any of such events shall occur prior to the end of the Restricted Period of such Award, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the Shares subject to such Award; and the repurchase option shall become exercisable at such time as to the remaining Shares, if any.

     5.4. Other Restrictions. The Committee shall impose such other conditions and/or restrictions on Restricted Stock as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price therefor, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual) and/or restrictions under applicable federal or state securities laws.

     Unless and until the Committee proposes for stockholder vote a change in the general performance measures set forth below, the attainment of which shall determine the number of Shares of Restricted Stock that become vested under the Plan, the performance measure(s) to be used for purposes of grants to Section 162(m) employees shall be selected from among the following alternatives:

     (a)  Return on invested capital in relation to target objectives.

     (b)  Share earnings/earnings growth in relation to target objectives.

     (c)  Cash flow/cash flow growth in relation to target objectives.

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Restricted Stock that shall not qualify for the "performance-based" exemption under Section 162(m) of the Code, the Committee may make grants which do not qualify for such exemption.

     5.5. Notice of Election Under Section 83(b). A Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within ten (10) days of the filing of such election with the Internal Revenue Service.

     5.6. Unrestricted Stock. The Committee may, in its discretion, approve the sale and transfer to a Participant of Shares free of any transfer restriction or repurchase options ("Unrestricted Stock") for a price which is not less than the par value of the Shares.

     6. Performance Shares. The Award of Performance Shares ("Performance Share Grant") to a Participant will entitle him to receive a specified amount determined by the Committee (the "Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Performance Share Grant shall be subject to the terms and conditions specified in this Section 6, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Shares, Other Securities, or other forms of payment, or any combination thereof, issued in respect of the Performance Share Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument (a "Performance Share Agreement") in such form and substance as is determined by the Committee.

     6.1. Description of Performance Shares. The Committee shall determine the Value or range of a Performance Share Grant to be awarded to each Participant selected for such an Award and whether or not such a Performance Share Grant is granted in conjunction with an Award of Stock Options, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the Participant (the "Associated Award"). If the Committee determines that a grant of Performance Shares should satisfy the "performance-based" exemption under
Section 162(m) of the Code, the maximum payout to any Section 162(m) employee with respect to Performance Shares granted in any one calendar year shall be five hundred thousand dollars ($500,000).

     As determined by the Committee in the Performance Share Agreement, the maximum value of each Performance Share Grant (the "Maximum Value") shall be:
(i) an amount fixed by the Board at the time the Award is made or amended thereafter; (ii) an amount which varies from time to time based in whole or in part on the then current value of a Share, Other Securities or property, or any combination thereof; or (iii) an amount that is determinable from criteria specified by the Committee.

     Performance Share Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Share Grant awarded in conjunction with an Associated Award, the Performance Share Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

     6.2. Performance Objectives. The award period in respect of any Performance Share Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the award period as the means of determining the Value of such a Performance Share Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof.

     The Value of a Performance Share Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Value of Performance Share Grants shall be determined if the performance objectives are met in part. Such performance measures, the Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the award period, if it determines that such performance measures, the Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

     Notwithstanding the foregoing, unless and until the Committee proposes for stockholder vote a change in the general performance measures set forth below, the attainment of which shall serve as a basis for the determination of the number and/or value of Performance Shares granted under the Plan, the performance measure(s) to be used for purposes of grants to Section 162(m) employees shall be selected from among the following alternatives:

     (a)  Return on invested capital in relation to target objectives.

     (b)  Share earnings/earnings growth in relation to target objectives.

     (c)  Cash flow/cash flow growth in relation to target objectives.

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Restricted Stock that shall not qualify for the "performance-based" exemption under Section 162(m) of the Code, the Committee may make grants which do not qualify for such exemption.

     6.3. Effect of Termination of Services. The rights of a Participant in Performance Shares awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the Participant's employment or performance of services for the Company and its Affiliates shall terminate for any reason prior to the end of the award period.

     6.4. Payment of Performance Shares. The Committee shall determine whether the conditions of Section 6.1 or 6.2 have been met and, if so, shall ascertain the Value of the Performance Share Grants. If the Performance Share Grants have no Value, the Award and such Performance Share Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Share Grants have any Value and:

          (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Value of the Performance Share Grants earned by the Participant to be paid to him or his Beneficiary as provided below; or

          (ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Board, (A) to cancel the Performance Share Grants, in which event no amount in respect thereof shall be paid to the Participant or his Beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Value of the Performance Share Grants to the Participant or his Beneficiary as provided below, in which event the Associated Award may be canceled, or (C) to pay to the Participant or his Beneficiary as provided below, the Value of only a portion of the Performance Share Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the award period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

     Payment of any amount in respect of the Performance Shares which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the award period or at such other time or times as the Committee shall determine, and may be made in cash, Shares, Other Securities, or other forms of payment, or any combination thereof, or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Section 6 to the contrary, the Committee may, in its discretion, determine and pay out the Value of the Performance Shares at any time during the award period.

     7. Loans; Supplemental Cash Grants; Other Awards.

     7.1. Loans. The Company may make a loan to a Participant ("Loan"), either on the date of or after the grant of any Award to the Participant. A Loan may be made either in connection with the purchase of Stock under the Award or with the payment of any federal, state and local income tax with respect to income recognized as a result of the Award. The Committee will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate, whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten
(10) years in duration.

     7.2. Supplemental Cash Grants. In connection with any Award, the Committee may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Cash Grant") not to exceed an amount equal to (i) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (ii) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 7.2. Any payments under this Section 7.2 will be made at the time the Participant incurs federal income tax liability with respect to the Award.

     7.3.  Other  Awards.  In  addition  to the  types  of  Awards  specifically described in the foregoing provisions of the Plan, the Committee may in its discretion determine, describe and award or grant any other type of Award which is consistent with the terms and purposes of the Plan. Such Awards may include special Awards relating to a single eligible individual and Awards made pursuant to special or recurring plans or programs covering groups of eligible individuals.

     8. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be (i) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates), (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures, and/or (iii) credited with investment equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     9. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Shares, Other Securities, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, Other Securities, other property, or any combination thereof), together with such additional amounts of investment equivalents as may be determined by the Committee in its discretion.

     10. Amendment or Substitution of Awards Under the Plan. The terms of any outstanding Award under the Plan as provided in any instrument may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a Participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, Affiliate, division or department thereof, on the Plan, or on any Award under the Plan. The Committee may, in its discretion, permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

     11. Termination of Services by a Participant. For all purposes under the Plan, the Committee shall determine whether a Participant has terminated employment by or the performance of services for the Company and its Affiliates; provided, however, that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence shall not be deemed such a termination.

     12. Changes in the Company's Capital Structure. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of capital stock, bonds, debentures, or Other Securities ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of Shares covered by any outstanding Award and the price per share thereof shall be appropriately adjusted for any increase or decrease in the number of issued Shares resulting from the subdivision or consolidation of Shares or any other similar capital adjustment, the payment of a stock dividend or any other increase in such Shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith, or any other extraordinary or unusual event similarly affecting the Shares. Any such adjustment shall be made by the Committee, in its discretion, and such adjustment shall be final, conclusive and binding for all purposes of the Plan.

     In the event the Company merges or consolidates with one or more corporations and the Company is the surviving corporation, thereafter upon any exercise of an Award, the holder thereof shall be entitled to purchase or receive in lieu of the number of Shares as to which the Award relates, the number and class of shares of stock or securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if immediately prior to such merger or consolidation, the holder had been the holder of record of Shares as to which the Award related.

     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Stock Options or other Awards remain outstanding under the Plan:

          (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Stock Option or other Award shall be entitled, upon exercise of such Stock Option or other Award, to receive in lieu of Shares of the Company, shares of such stock or other securities as the holders of Shares received pursuant to the terms of the merger, consolidation or sale; or

          (ii) the Committee may waive any discretionary limitations imposed with respect to the exercise of the Stock Option or other Award so that all Stock Options or other Awards from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall become fully vested or be exercisable in full; or

          (iii)any or all outstanding Stock Options or other Awards may be canceled by the Committee as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of a Stock Option or other Award, and each such holder thereof shall have the right to exercise such Stock Option or other Award in full (without regard to any discretionary limitations imposed with respect to the Stock Option or other Award) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

          (iv) any or all outstanding Stock Options or other Awards may be canceled by the Committee as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of a Stock Option or other Award, and each such holder thereof shall have the right to exercise such Stock Option or other Award but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the Stock Option or other Award prior to the effective date of such merger, consolidation, liquidation or sale; or

          (v) the Committee may provide for the cancellation of any or all outstanding Stock Options or other Awards and for the payment to the holders thereof of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such Stock Option or other Award.

     Except as hereinbefore expressly provided, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of Shares then subject to outstanding Stock Options or other Awards.

     13. Designation of Beneficiary by Participant. Subject to compliance with applicable securities laws and to the other provisions of this Plan (including without limitation Section 4.3), a Participant may name a Beneficiary to receive any benefit or payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Company, and in a manner determined by the Committee. A Participant may change his Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of Beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant or is otherwise in existence on the date on which any amount becomes payable to such Participant's Beneficiary, such payment will be made to the legal representatives of the Participant's estate, and the term "Beneficiary" as used in the Plan shall be deemed to include such person or persons.

     14. Administration. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) non-employee Directors (such Compensation Committee or other Committee appointed by the Board is herein referred to as the "Committee"). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act and Prop. Treas. Reg. 1.162-27(e)(3). However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) under the Exchange Act or Prop. Treas. Reg. 1.162-27(e)(3), the Board may appoint a new Committee so as to comply with Rule 16b-3(c)(2) and Prop. Treas. Reg. 1.162-27(e)(3).

     The Board or the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion, as it relates to Awards to persons not subject to Section 16 of the Exchange Act (or any successor provisions) and to persons who are not Section 162(m) employees.

     The Committee shall have full power, except as limited by law, the Articles of Organization and/or By-Laws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board from time to time, to exercise all of the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the employees and other individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan.

     The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

     No member of the Board or the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Board or the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute.

     15. Miscellaneous Provisions.

     15.1. No Rights to Awards or Employment. No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

     15.2. Delivery of Written Instruments. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

     15.3. Assignment Prohibition. Notwithstanding anything contained in this Plan to the contrary, except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Stock Option or similar right offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

     15.4. Compliance With Applicable Laws. No Shares, Other Securities, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     15.5. Rule 16b-3 and Section 162(m). It is the intent of the Company that the Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. It is the intent of the Company that Awards to Section 162(m) employees may satisfy for "performance-based" compensation under Section 162(m) of the Code to the extent that the Committee shall make Awards which the Committee intends to satisfy such exemption; any ambiguities or inconsistencies in the Plan shall be interpreted to give effect to such intention.

     15.6. Tax Withholding. The Company and its Affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, Other Securities, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any Beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, Other Securities, or other forms of payment, or any combination thereof.

     Notwithstanding anything in the Plan to the contrary the Committee may, in its discretion, permit an eligible Participant (or any Beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, Other Securities, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the amount of such taxes.

     15.7. Plan Not Funded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

     15.8. Consent of Participant. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Committee, or the delegates of the Committee.

     15.9. Rules of Construction. The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws but not the choice of law rules, of The Commonwealth of Massachusetts.

     16. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the board, provided that no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or the amendment would (i) increase the total number of Shares reserved for issuance under the Plan, (ii) decrease the option price of any Nonqualified Stock Option to less than 50% of Fair Market Value on the date of granting the option, (iii) change the class of persons who may be eligible individuals, or (iv) extend the termination date of the Plan beyond the date determined in accordance with
Section 17. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent, except as permitted under Section 10.

     17. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b) ten (10) years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with Section 18. No Award of an Incentive Stock Option may be granted under the Plan more than ten (10) years after the date of adoption of this Plan by the Board.

     No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Board may make amendments permitted under Section 10.

     18. Effective Date and Shareholder Adoption. The Plan shall become effective upon the date of its adoption by the Board, subject, however, to its approval by the shareholders of the Company within 12 months of such date.

                              BLUEGREEN CORPORATION
                              4960 BLUE LAKE DRIVE
                            BOCA RATON, FLORIDA 33431

The undersigned shareholder of BLUEGREEN CORPORATION, a Massachusetts corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated June 26, 1998, and hereby appoints Patrick E. Rondeau and Anthony M. Puleo, and both of them, proxies and attorneys-in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of BLUEGREEN CORPORATION to be held on Tuesday, July 28, 1998 at 10:00 a.m., local time at the Hotel Inter-Continental New York at 111 East 48th Street (between Park Avenue and Lexington Avenue), New York, New York, and at any adjournment(s) thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below. Such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact thereunder.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, or IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

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


                                                                                                                  Please mark
                                                                                                                 your votes as   [X]
                                                                                                                  indicated in
                                                                                                                  this example

1.  FIX THE NUMBER OF    2.   ELECT DIRECTORS             (INSTRUCTION: To withhold authority to   3.  APPROVE THE 1998 NON-EMPLOYEE
    DIRECTORS AT SEVEN   FOR all nominees    WITHHOLD     vote for any individual nominee, strike      DIRECTORS STOCK OPTION PLAN
                          listed (except    AUTHORITY     a line through the nominee's name in
                         as marked in the   to vote for   the list below)
                            contrary)      all nominees
FOR   AGAINST  ABSTAIN                        listed      Joseph C. Abeles, George F. Donovan,                FOR   AGAINST  ABSTAIN
[ ]     [ ]      [ ]           [ ]             [ ]        Ralph A. Foote, Frederick M. Myers,                 [ ]     [ ]      [ ]
                                                          J. Larry Rutherford, Stuart A. Shiklar,
                                                          Bradford T. Whitmore

4.  APPROVE AN AMENDMENT TO THE 1995         5.  RATIFY ERNST & YOUNG LLP AS INDEPENDENT       In their discretion,  the Proxies are
    STOCK INCENTIVE PLAN                         AUDITORS OF THE COMPANY                       authorized  to vote upon  such  other
                                                                                               business as may properly  come before
    FOR   AGAINST  ABSTAIN                             FOR   AGAINST  ABSTAIN                  this  meeting and any  adjournment(s)
    [ ]     [ ]      [ ]                               [ ]     [ ]      [ ]                    thereof.

                                                                                               Please  sign  exactly  as  your  name
                                                                                               appears on this  proxy.  When  shares
                                                                                               are  held  by  joint  tenants  or  as
                                                                                               community property, both should sign.
                                                                                               When signing as  attorney,  executor,
                                                                                               administrator,  trustee or  guardian,
                                                                                               please give full title as such.  If a
                                                                                               corporation,  please  sign  the  full
                                                                                               corporate  name by President or other
                                                                                               authorized officer. If a partnership,
                                                                                               please  sign in  partnership  name by
                                                                                               authorized person.


                                                                                               DATED: ________________________, 1998

                                                                                               _____________________________________
                                                                                               Signature

                                                                                               _____________________________________
                                                                                               Signature

                                                                                               PLEASE VOTE,  SIGN, DATE  AND  RETURN
                                                                                               USING THE ENCLOSED ENVELOPE

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